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                                                                Exhibit 10.19(c)

                                  Manpower Inc.
                            5301 North Ironwood Road
                           Milwaukee, Wisconsin 53217

                                October 29, 2002

Mr. Michael J. Van Handel:

      Please refer to our letter agreement dated and accepted by you February 19, 2002 (the "Prior Agreement") regarding payments and benefits due to you upon your termination of employment. The capitalized terms used below which are not otherwise defined in this letter will have the meanings assigned to them in the Prior Agreement. We have agreed to amend the Prior Agreement as follows:

      (1) Subsection 1(b) of the Prior Agreement is amended to read as follows:

            "(b) Change of Control. A "Change of Control" shall mean the first to occur of any of the following:

                  (i) the acquisition (other than from the Corporation), by any
            Person (as defined in Sections 13(d)(3) and 14(d)(2) of the Exchange
            Act), directly or indirectly, of beneficial ownership (within the meaning of Exchange Act Rule 13d-3) of 50% or more of the then outstanding shares of common stock of the Corporation or voting securities representing 50% or more of the combined voting power of the Corporation's then outstanding voting securities entitled to vote generally in the election of directors; provided, however, no Change of Control shall be deemed to have occurred as a result of an acquisition of shares of common stock or voting securities of the Corporation (A) by the Corporation, any of its subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any of its subsidiaries or (B) by any other corporation or other entity with respect to which, following such acquisition, more than 60% of the outstanding shares of the common stock, and voting securities representing more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of such other corporation or entity are then beneficially owned, directly or indirectly, by the persons who were the Corporation's shareholders immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Corporation's then outstanding common stock or then outstanding voting securities, as the case may be; or

                  (ii) the consummation of any merger or consolidation of the
            Corporation with any other corporation, other than a merger or consolidation which results in more than 60% of the outstanding shares of the common stock, and voting
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Mr. Michael J. Van Handel
October 29, 2002
Page 2


            securities representing more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the surviving or consolidated corporation being then beneficially owned, directly or indirectly, by the persons who were the Corporation's shareholders immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Corporation's then outstanding common stock or then outstanding voting securities, as the case may be; or

                  (iii) the consummation of any liquidation or dissolution of the Corporation or a sale or other disposition of all or substantially all of the assets of the Corporation; or

                  (iv) individuals who, as of the date this letter, constitute the Board of Directors of the Corporation (as of such date, the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided, however, that any person becoming a director subsequent to the date of this letter whose election, or nomination for election by the shareholders of the Corporation, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be, for purposes of this letter, considered as though such person were a member of the Incumbent Board but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest which was (or, if threatened, would have been) subject to Exchange Act Rule 14a-11; or

                  (v) whether or not conditioned on shareholder approval, the issuance by the Corporation of common stock of the Corporation representing a majority of the outstanding common stock, or voting securities representing a majority of the combined voting power of the outstanding voting securities of the Corporation entitled to vote generally in the election of directors, after giving effect to such transaction.

      (2) A new Subsection 1(i) is added to read as follows:

            "(i) Protected Period. The "Protected Period" shall be a period of time determined in accordance with the following:

                  (i) if a Change of Control is triggered by an acquisition of shares of common stock of the Corporation pursuant to a tender offer, the Protected Period shall commence on the date of the initial tender offer and shall continue through and including the date of the Change of Control, provided that in no case will the Protected Period commence earlier than the date that is six months prior to the Change of Control;
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Mr. Michael J. Van Handel
October 29, 2002
Page 3


                  (ii) if a Change of Control is triggered by merger or
            consolidation of the Corporation with any other corporation, the Protected Period shall commence on the date that serious and substantial discussions first take place to effect the merger or consolidation and shall continue through and including the date of the Change of Control, provided that in no case will the Protected Period commence earlier than the date that is six months prior to the Change of Control; and

                  (iii) in the case of any Change of Control not described in clauses (i) or (ii), above, the Protected Period shall commence on the date that is six months prior to the Change of Control and shall continue through and including the date of the Change of Control."

      (3) The portion of the sentence preceding the colon in Subsection 2(c)(i) is amended to read as follows:

            "(i) If, during the Term and either during a Protected Period or within two years after the occurrence of a Change of Control, your employment with the Manpower Group is terminated for any reason not specified in Subsection 2(a) or (b), above, you will be entitled to the following:"

      (4) Except as modified by this letter, the Prior Agreement will remain in full force and effect.

      This letter also will confirm our agreement that the Manpower Inc. 2002 Corporate Senior Management Incentive Plan, in which you are a participant, is amended as described in the schedule attached to this letter.

      If you are in agreement with the foregoing, please sign and return one copy of this letter which will constitute our agreement with respect to the subject matter of this letter.

                                     MANPOWER INC.


                                     By:/s/ Jeffrey A. Joerres
                                        ----------------------------------------
                                         Jeffrey A. Joerres,
                                         President and Chief Executive Officer
Agreed as of the 29th
day of October, 2002.


/s/ Michael J. Van Handel
-------------------------
Michael J. Van Handel
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Mr. Michael J. Van Handel
October 29, 2002
Page 4


                                    AMENDMENT

                                       OF

          MANPOWER INC. 2002 CORPORATE SENIOR MANAGEMENT INCENTIVE PLAN

Subsection 3(c) of Article I is amended to read as follows:

      "(c) Change of Control - will mean the first to occur of the following:

                  (1) the acquisition (other than from the Company), by any
            Person (as defined in Sections 13(d)(3) and 14(d)(2) of the Exchange
            Act), directly or indirectly, of beneficial ownership (within the meaning of Exchange Act Rule 13d-3) of 50% or more of the then outstanding shares of common stock of the Company or voting securities representing 50% or more of the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; provided, however, no Change of Control shall be deemed to have occurred as a result of an acquisition of shares of common stock or voting securities of the Company (A) by the Company, any of its subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or (B) by any other corporation or other entity with respect to which, following such acquisition, more than 60% of the outstanding shares of the common stock, and voting securities representing more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of such other corporation or entity are then beneficially owned, directly or indirectly, by the persons who were the Company's shareholders immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Company's then outstanding common stock or then outstanding voting securities, as the case may be; or

                  (2) the consummation of any merger or consolidation of the
            Company with any other corporation, other than a merger or consolidation which results in more than 60% of the outstanding shares of the common stock, and voting securities representing more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the surviving or consolidated corporation being then beneficially owned, directly or indirectly, by the persons who were the Company's shareholders immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Company's then outstanding common stock or then outstanding voting securities, as the case may be; or
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Mr. Michael J. Van Handel
October 29, 2002
Page 5


                  (3) the consummation of any liquidation or dissolution of the
            Company or a sale or other disposition of all or substantially all of the assets of the Company; or

                  (4) individuals who, as of January 1, 2002, constitute the
            Board of Directors of the Company (as of such date, the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided, however, that any person becoming a director subsequent to such date whose election, or nomination for election by the shareholders of the Company, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest which was (or, if threatened, would have been) subject to Exchange Act Rule 14a-11; or

                  (5) whether or not conditioned on shareholder approval, the issuance by the Company of common stock of the Company representing a majority of the outstanding common stock, or voting securities representing a majority of the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the election of directors, after giving effect to such transaction."